SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

Amendment No. 1

To

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

May 11, 2006

EYI INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)


Nevada



(State or other jurisdiction of incorporation)


000-29803
(Commission
File Number)


88-0407078
(IRS Employer
of
Identification No.)


7865 Edmonds Street, Burnaby, BC Canada
(Address of principal executive offices)


V3N1B9

(Zip code)


(604) 759-5031

Registrant's telephone number, including area code:





Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

	Convertible Debentures

       On April 24, 2006 EYI Industries, Inc. (the "Company") entered into that certain Securities Purchase Agreement (the "Securities Purchase Agreement") with the Buyers set forth on Schedule I attached thereto collectively the "Buyers" and together with the Company, the "Parties"). Pursuant to the Securities Purchase Agreement, the Company shall sell to the Buyers, an the Buyers shall purchase from the Company, convertible debentures (collectively, the "Debentures") in the aggregate principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000),plus accrued interest, which are convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at the Buyers discretion. Of this aggregate amount, (a) One Million Five Hundred Thousand Dollars ($1,500,000) has been funded on April 28, 2006, (b) One Million Five Hundred Thousand Dollars ($1,500,000) shall be funded two (2) business days prior to the date a registration statement ("Registration Statement") is filed with the U.S. Securities and Exchange Commission ("SEC") and (c) One Million Five Hundred Thousand Dollars ($1,500,000) shall be funded two (2) business days prior to the date that such Registration Statement is declared effective by the SEC.

       The Debentures mature on April 24, 2009, accrue interest at an annual rate of ten percent (10%) and shall be convertible into shares of the Company's common stock at the option of the holder, in whole or in part at any time and from time to time, at a conversion price equal to (a) $0.06 or (b) eighty percent (80%) of the lowest Volume Weighted Average Price of the Company's common stock during the five (5) trading days immediately preceding the date of conversion as quoted by Bloomberg, LP (each term not otherwise defined herein shall have those meanings set forth in the Debentures).

       Contemporaneously with the execution and delivery of the Securities Purchase Agreement, the Company executed an registration rights agreement
(the "Investor Registration Rights Agreement") pursuant to which the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and other applicable state securities laws, to the Investors set forth on Schedule I attached thereto. The Parties have also executed a Security Agreement
(the "Security Agreement") pursuant to which the Company has agreed to provide to the Buyers a security interest in Pledged Collateral (as such term is defined in the Security Agreement) to secure the Company's obligations under the Debentures, the Securities Purchase Agreement, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as such term is defined in the Securities Purchase Agreement), the Security Agreement, or any other obligations of the Company to the Buyer.

       Warrants

       In Connection with the Securities Purchase Agreement and Debentures set forth in Item 1.01 herein above, on April 24, 2006 the Company issued to Cornell Capital Partners, LP ("Cornell") seventeen (17) warrants to purchase up to an aggregate 124,062,678 shares of the Company's common stock at the discretion of Cornell (collectively, the "Warrants") each for good and valuable consideration. Cornell is entitled to purchase from the Company:
(1) 10,416,650 shares of the Company's common stock at $0.02 per share,
(2) 13,888,866 shares of the Company's common stock at $0.03 per share,
(3) 10,416,650 shares of the Company's common stock at $0.04 per share,
(4) 8,333,320 shares of the Company's common stock at $0.05 per share,
(5)  6,944,433 shares of the Company's common stock at $0.06 per share,
(6) 5,952,371 shares of the Company's common stock at $0.07 per share,
(7) 11,250,000 shares of the Company's common stock at $0.08 per share,
(8) 10,000,000 shares of the Company's common stock at $0.09 per share,
(9)  19,000,000 shares of the Company's common stock at $0.10 per share,
(10) 8,181,818 shares of the Company's common stock at $0.11 per share,
(11) 7,500,000 shares of the Company's common stock at $0.12 per share,
(12) 3,333,333 shares of the Company's common stock at $0.15 per share,
(13) 2,500,000 shares of the Company's common stock at $0.20 per share,
(14) 2,000,000 shares of the Company's common stock at $0.25 per share,
(15) 1,666,666 shares of the Company's common stock at $0.30 per share,
(16) 1,428,571 shares of the Company's common stock at $0.35 per share and
(17) 1,250,000 shares of the Company's common stock at $0.40 per share upon surrender of the Warrants (or as subsequently adjusted pursuant to the terms of each Warrant) . Each Warrant has "piggy back" registration rights and shall expire five (5) years from the date of issuance, on or about April 24, 2011.

Item 3.02. Unregistered Sale of Equity Securities.
       See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

       (a) Not applicable
       (b) Not applicable
       (c) Exhibit No. Description:

Exhibit
      Description
Location


Exhibit 10.1
Securities Purchase Agreement, dated as of April 24, 2006, by and between EYI Industries, Inc. and the Buyers listed therein
 Provided herewith


Exhibit 10.2
 Registration Rights Agreement, dated as of April 24, 2006, by and between EYI Industries, Inc. and the Buyers listed therein
 Provided herewith


Exhibit 10.3
 $750,000 Secured Convertible Debenture No. CCP-1, dated as of
April 24, 2006, issued to Cornell Capital Partners, LP
         Provided herewith


Exhibit 10.4
$333,333 Secured Convertible Debenture CW-1, dated as of
April 24, 2006,issued to Cornell Capital Partners, LP
          Provided herewith


Exhibit 10.5
$416,667 Secured Convertible Debenture TAIB-1, dated as of
April 24, 2006,issued to Cornell Capital Partners, LP
         Provided herewith


Exhibit 10.6
Security Agreement, dated as of April 24, 2006, issued to Cornell Capital Partners,LP
                                 Provided herewith


Exhibit 10.7
Warrant No. CCP-001, dated April 24, 2006, issued by the
Company to Cornell CapitalPartners, LP
                         Provided herewith


Exhibit 10.8
Warrant No. CCP-002, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
                Provided herewith


Exhibit 10.9
Warrant No. CCP-003, dated April 24, 2006, issued by the
Company to Cornell Capital Partners, LP
                       Provided herewith


Exhibit 10.10
 Warrant No. CCP-004, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
Provided herewith


Exhibit 10.11
Warrant No. CCP-005, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
                   Provided herewith


Exhibit 10.12
 Warrant No. CCP-006, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
                   Provided herewith


Exhibit 10.13
Warrant No. CCP-007, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
Provided herewith


Exhibit 10.14
Warrant, No. CCP-008, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
Provided herewith

Exhibit 10.13
Warrant No. CCP-009, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
    Provided herewith


Exhibit 10.14
Warrant No. CCP-010, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
   Provided herewith


Exhibit 10.15
Warrant No. CCP-011, dated April 24, 2006, issued by the Company to Cornell CapitalPartners, LP
     Provided herewith


Exhibit 10.15
Warrant No. CCP-012, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
Provided herewith


Exhibit 10.16
Warrant No. CCP-013, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
    Provided herewith


Exhibit 10.17
Warrant No. CCP-014, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
    Provided herewith


Exhibit 10.18
Warrant No. CCP-015, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
    Provided herewith


Exhibit 10.19
Warrant No. CCP-016, dated April 24, 2006, issued by the Company to Cornell Capital Partners, LP
Provided herewith


Exhibit 10.20
 Warrant No. CCP-017, dated April 24, 2006, issued by the Company to Cornell CapitalPartners, LP
     Provided herewith


Exhibit 10.21
Irrevocable Transfer Agent Instructions, dated
April 24, 2006, by and among the Company, the Buyers listed therein and Corporate Stock Transfer, Inc.
Provided herewith


SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 11, 2006


EYI INDUSTRIES, INC.





By:

/s/ Jay Sargeant


Name:	Jay Sargeant


Title:	President & Chief Executive Officer